UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2004

    The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1- 6686	13- 1024020

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1114 Avenue of the Americas, New York, New York		10036

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

On December 14, 2004, The Interpublic Group of Companies, Inc. ("Interpublic") announced its acceptance for purchase and paid for, at a price of $1,039.36 (which includes an early tender premium of $10) per $1,000 principal amount with respect to all notes tendered and accepted for purchase, $250,000,000 of notes validly tendered and not withdrawn pursuant to Interpublic's tender offer for up to $250,000,000 of its 7.875% Senior Unsecured Notes due 2005, which represents 50% of the $500,000,000 principal amount outstanding of the notes, as set forth in greater detail in Interpublic's press release dated December 14, 2004 (attached hereto as Exhibit 99.1 and incorporated by reference herein).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits
Exhibit 99.1:	Press Release dated December 14, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: December 16, 2004	By:	/s/ Nicholas J. Camera
Nicholas J. Camera
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1:	Press Release dated December 14, 2004.